SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 31, 2008

                          PANGEA PETROLEUM CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


     Colorado                      0-30503                   76-0635938
(State or other jurisdiction  (Commission File Number) (IRS Employer ID Number)
        of incorporation)
-------------------------------------------------------------------------------

       4001 West Airport Freeway,Suite 510, Bedford, Texas      76021
            (Address of principal executive offices)         (Zip Code)
--------------------------------------------------------------------------------

Registrant's telephone number, including area code
(817) 571-7212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act   (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The information included in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

ITEM  2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSET.

     BACKGROUND

     Pangea Petroleum Corporation (the "Company") is a Colorado corporation that was organized on March 11, 1997. In recent years, the Company has conducted business as an independent energy company focused on exploration and development of oil and natural gas reserves. For reasons given hereinafter, the Company has adopted a significant change in its corporate direction. It has decided to focus its efforts on acquiring aviation related businesses and developing these businesses to their commercial potential.

     In connection with the change in the Company's business focus, the Company has undertaken the following activities:

     * The Company entered into a Share Exchange Agreement fully executed on February 20, 2009 (the "Exchange Agreement") by and between the Company and AvStar Aviation Services, Inc. ("AvStar"), providing for the Company's acquisition of all of the outstanding common stock in San Diego Airmotive ("SDA"), which (through its predecessor entity) has been providing maintenance, repair and overhaul ("MRO") services in California since 1987. For more information about the business of SDA, see "Company's New Business" below. In connection with this acquisition, the Company issued to AvStar, the prior owner of SDA, 1,000,000 shares of the Company's newly-created series A preferred stock ("Series A Preferred Stock"), which shares constitute in the aggregate approximately 90% of outstanding economic interest and voting power in the Company. For more information about the Series A Preferred Stock, see "ITEM
3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS" below. All descriptions of the share exchange contained herein and all references to the terms, provisions and conditions of the Exchange Agreement are qualified in their entirety by reference to the Exchange Agreement, which is attached as
Exhibit 2.1 hereto and is incorporated herein by reference for all purposes hereof.

     * The Company expanded its Board of Directors from one member to five members and elected Thomas Mathew, Henry A. Schulle, Gregory H. Noble and James
H. Short to fill the newly created vacancies, to serve along with Alan Premel, who remains as the fifth director. For more information about the new director, see "ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS" below.

     * All of the Company's then serving officers resigned, and the Company elected the following persons

          Thomas  Mathew            Chief  Executive  Officer  &  President
          Greg  Noble               Vice  President  &  Treasurer
          Henry  A.  Schulle        Vice  President  &  Secretary

     For more information about the new officers, see "ITEM 5.02. DEPARTURE
OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS" below.

     After compliance with all applicable laws, rules and regulations (including, without limitation, the proxy rules of the Securities and Exchange Commission), the Company intends to change its corporate name to "AvStar Aviation Services, Inc." to reflect the Company's new business focus, and to consider a one-for-100 reverse split of the Company's common stock to improve the Company's capital structure.

     Prior to the consummation of the Exchange, there were no material relationships between the Company, and its former officers, directors, affiliates, associates or shareholders, and AvStar, and its officers, directors, affiliates, associates or shareholders.

     FORWARD-LOOKING  STATEMENTS

     The description of the Company's business contained herein includes forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends affecting the financial condition of the business that the Company will now undertake. The forward-looking statements are generally accompanied by words such as "plan," "intend," "estimate," "expect," "believe," "should," "would," "could," "anticipate" or other words that convey uncertainty of future events or outcomes. One should not place undue reliance on these forward-looking statements, which apply only as of the date of this Report. The Company's actual results could differ materially from those stated or implied by these forward-looking statements due to risks and uncertainties associated with the Company's business. The principal risks and uncertainties associated with the Company's business will be described in the Company's next Annual Report on Form 10-K due near the end of March 2009. The Company is under no duty to update any of the forward-looking statements contained in this Report after the date hereof to conform such statements to actual results.

                             COMPANY'S NEW BUSINESS

GENERAL

     The Company's new business plan is to acquire, consolidate and grow businesses in the general aviation industry. The Company will place its initial focus on the maintenance, repair and overhaul (MRO) of aircraft providing products and services for the general aviation sector. The Company believes that since September 11, 2001, both private air transportation and the number of aircraft owned by both individuals and business have dramatically increased. Each of these sectors, in addition to routine maintenance, has mandated a number of inspections by the FAA that are commonly included in traditional MRO services.

     The Company's recently acquired, wholly owned subsidiary, San Diego Airmotive ("SDA"), has been operating (through its predecessor entity) as an MRO for approximately 19 years. SDA historically provided MRO services for single and multi-engine aircraft. As capital is available to the Company, the Company intends to grow its business through the expansion of its existing MRO business as well as by acquisitions of existing MRO's, fixed base operations (FBO), charter operations and other operational aircraft related businesses.

SERVICES

     Through SDA, the Company now offers its customers the following major services:

     - Annual and 100 hour FAA (Federal Aviation Administration) inspections,
     - Depot level maintenance which means all service, maintenance, repair, rebuilding and inspections of light to medium single and multi-engine aircraft,
     -     Maintenance  on  business  jet  aircraft,
     -     FAA  mandated  phase  inspections  for  turbine  airframes,
     -     Engine  and  propeller  maintenance  for  piston and turbine engines,
     -     Airframe  and  sheet  metal  repair,
     -     Crash  damage  repairs,
     -     Pre-purchase  inspections,
     - Installation of STC (supplemental type certificate) approved accessory items,
     -     FAA  field  approvals  for  minor  to  major  modifications,  and
     - Special flight permits, also know as ferry permits, issued by the FAA Flight Standards District Office which permit the transport of an aircraft that may not currently meet all the applicable airworthiness requirements but is capable of safe flight from one location to another, and other FAA matters including the acquisition of replacement aircraft documents and assisting FAA inspectors in accident investigations as may be specifically requested.

LOCATION

     SDA's operations are located in Southern California. It leases a 13,000 square foot hangar facility and 800 square feet of furnished office space, along with outside storage space with tie-down facilitates at the French Valley Airport in Southwest Riverside County, adjacent to the communities of Temecula, Murrieta and Winchester. The airport is conveniently located to major highways and nearby high-tech and manufacturing business and its 6,000-foot runway, wide-open approaches and ground support services accommodate most aircraft including jets and turbo-props. SDA moved its operations to this location in August 2006 from its original location at the Ramona Municipal Airport in San Diego County to take advantage of a more favorable location, with larger hangar space, at a growing airport with the infrastructure to handles small to large corporate jets.

CUSTOMERS  BASE

     SDA has a diverse customer base and its customers typically include private individuals, corporations, and governmental units. Its current customer base includes over 500 accounts with approximately 315 considered active, and no single customer accounts for more than 5% of our total revenue.

COMPETITION

     The market for SDA's products and services are extremely competitive, and SDA faces competition from a number of sources. SDA's competitors include aircraft service companies and other companies providing MRO services. Its primary competitors include Aircrafters and Air Mech, Inc. The Company believes that SDA's experienced staff, facility amenities, scope of services, availability of parts, and focus on customer service increase SDA's competitiveness. Most of SDA's competitors, however, have substantially greater financial and other resources than are available to the Company. The Company cannot assure anyone that competitive pressures will not materially adversely affect the Company's business, financial conditions or results of operations or that the Company will ever attain any competitive position within its market.

GOVERNMENT  REGULATION

     The aviation industry in the United States is highly regulated by the FAA. The FAA regulates the manufacture, repair and operation of all aircraft and aircraft equipment operated in the United States. FAA regulations are designed to ensure that all aircraft and aircraft equipment are continuously maintained in proper condition to ensure safe operation of the aircraft. All aircraft must be maintained under a continuous condition-monitoring program and must periodically undergo thorough inspection and maintenance. The inspection, maintenance and repair procedures for the various types of aircraft and aircraft equipment are prescribed by regulatory authorizes and can be performed only by certified repair facilities using certified technicians.

     San Diego Airmotive is an approved Federal Aviation Administration FAR Part 145 general aviation maintenance repair station that performs service and repair for most single and multiengine aircraft through turbine-powered models. It is now pursuing two factory-authorized maintenance facility for two major OEMs. The Company is approved for providing maintenance and repair service s on Jet aircraft including Raytheon B-200, Premiere 1, Lear 55 and 31, and Westwind Aircraft.

     SDA's operations are also subject to a variety of worker and community safety laws. The Occupational Safety and Health Act ("OSHA") mandates general requirements for safe workplaces for all employees. Specific safety standards have been adopted for workplaces engaged in the treatment, disposal and storage of hazardous waste. SDA is also subject to various environmental laws including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

     The Company believes that its operations are in material compliance with all of these laws, rules and regulations.

PRODUCT  LIABILITY

     The Company's new business exposes it to possible claims for personal injury or death that may result from the failure of an aircraft or an aircraft part repaired or maintained by the Company or from the Company's negligence in the repair or maintenance of an aircraft or aircraft part. While the Company's maintains what it believes to be adequate liability insurance to protect it from claims of this type, the Company's cannot assure anyone that claims will not arise in the future that may exceed available coverages or that the Company's insurance coverage will be adequate. Additionally, there are no assurances that insurance coverages will be maintained in the future at an acceptable cost. Any liability of this type that is not covered by adequate insurance could materially adversely affect the Company's business and operations.

EMPLOYEES

     As of December 31, 2008 the Company had six full-time employees, including its Chief Executive Officer, its Director of Maintenance, three aircraft mechanics, and an administrative person.


FACILITIES

     The  Company's  principal  executive  offices  are located in approximately
2,000 square feet of executive office space. The Company sub-leases these facilities from a related party under an agreement expiring in August 2011 for an annual rent of approximately $29,000.

     The Company leases approximately 13,000 square feet of undivided hangar space and 800 square feet of furnished office space at the French Valley Airport in Murrieta, California from a third party pursuant to a year-to-year lease. The Company can extend the term of the sublease upon 30 days notice to the lessor. Under the terms of the sublease the Company pays a base rent of approximately $117,000 annually for the first year. If the Company elects to extend the term of the sublease, the base rent will increase by the greater of 4% or the increase percentage of the Consumer Price Index All Items - Los Angeles over the 90 days prior to the renewal of the sublease. The Company intends to renew the lease at the increased rate.

LEGAL  PROCEEDINGS

     The Company is not a party to any pending legal proceedings.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     The information included in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

     The issuance of the 1,000,000 shares of the Series A Preferred Stock in connection with the acquisition of SDA is claimed to be exempt pursuant to
Section 4(2) of the Securities Act of 1933 (the "Act") and Rule 506 of Regulation D under. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to one person, and subsequent transfers were restricted in accordance with the requirements of the Act.

     The securities issued in connection with the acquisition were not registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

ITEM  3.03.  MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS

     The information included in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

     The following is a brief description of the terms of the Company's Series A Preferred Stock (the description of the Series A Preferred Stock contained herein is qualified in its entirety by reference to the Company's Articles of Amendment to Articles of Incorporation that are attached as Exhibit 3.1 hereto and is incorporated herein by reference for all purposes hereof):

     Voting Rights. Each share of Series A Preferred Stock has the right to vote on all matters submitted to Common Stockholders, and has 5,000 votes per share of Series A Preferred Stock on all such matters.

     Dividends. Each share of Series A Preferred Stock has the right to a dividend whenever the Board of Directors of the Company lawfully declares a dividend on the Company's common stock (the "Common Stock"), which shall be 5,000 times the dividend declared with respect to each outstanding share of Common Stock.

     Redemption. The Series A Preferred Stock has no redemption or repurchase rights in favor of either the Company or the holder thereof.

     Liquidation. Up any voluntary or involuntary liquidation, dis-solution or winding up of affairs of the Company, the holders of Series A Preferred Stock and the holders of Common Stock share as a single group in the net assets of the Company remaining after the satisfaction of prior claims, and costs and expenses relating to such event; provided, however, that the amount of net assets distributed with respect to each outstanding share of Series A Preferred Stock shall be 5,000 times the amount of net assets distributed with respect to each outstanding share of Common Stock

     Conversion. The holders of the Series A Preferred Stock do not have any right to convert voluntarily their shares of Series A Preferred Stock into shares of Common Stock. However, each share of the Series A Preferred Stock shall automatically convert into shares of Common Stock upon a reverse stock split of Common Stock in which at least 100 shares or more shall be combined into one share. In either of the preceding events, each share of the Series A Preferred Stock would automatically convert into 5,000 shares of Common Stock, with the one-for-5,000 conversion ratio being reduced proportionately if a reverse stock split causes the conversion.

Anti-Dilution. The Series A Preferred Stock is adjusted customarily if the outstanding shares of Common Stock are subdivided into a greater number of shares or combined into a smaller number of shares, of if a dividend in Common Stock is paid in respect of Common Stock.

ITEM  5.01.  CHANGES  IN  CONTROL  OF  REGISTRANT.

     A change in control of the Company occurred effective on February 20, 2009 upon the issuance to AvStar Aviation Services, Inc. ("AvStar") of 1,000,000 shares of the Company's Series A Preferred Stock in connection with the Company's acquisition from AvStar of all of the outstanding Series A Preferred Stock in San Diego Airmotive ("SDA"). The preceding share exchange (the "Exchange") was effected pursuant to the terms, provisions and conditions of a Share Exchange Agreement fully executed on February 20, 2009 (the "Exchange Agreement") by and between the Company and AvStar. The 1,000,000 shares of the Company's Series A Preferred Stock constitute in the aggregate approximately 90% of outstanding economic interest and voting power in the Company after the completion of the exchange. For more information about the Series A Preferred Stock, see "ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS" below. Because the shares of Series A Preferred Stock received by AvStar were not registered under the Securities Act of 1933, as amended (the "Act"), such shares are "restricted securities" (as defined in Rule 144 promulgated under the Act) and accordingly, may not be sold or transferred by the holders thereof unless such shares are registered under the Act or are sold or transferred pursuant to an exemption therefrom. All descriptions of the Exchange contained herein and all references to the terms, provisions and conditions of the Exchange Agreement are qualified in their entirety by reference to the Exchange Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference for all purposes hereof.

     The Company believes that, prior to the Exchange, control of the Company resided in Charles B. Pollock and Mark F. Weller, who (prior to the Exchange) were the beneficially owners of approximately 40.8% of the Company's shares of common stock. After the Exchange, control of the Company became vested in AvStar by virtue of its 1,000,000 shares of Series A Preferred Stock.

     In  connection  with  the  Exchange,  the  following  events  occurred:

     * The Company expanded its Board of Directors from one member to five members and elected Thomas Mathew, Henry A. Schulle, Gregory H. Noble and James
H. Short to fill the newly created vacancies, to serve along with Alan Premel, who remains as the fifth director. For more information about the new director, see "ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS" below.

     * All of the Company's then serving officers resigned, and the Company elected the following persons

          Thomas  Mathew            Chief  Executive  Officer  &  President
          Greg  Noble               Vice  President  &  Treasurer
          Henry  A.  Schulle        Vice  President  &  Secretary

     For more information about the new officers, see "ITEM 5.02. DEPARTURE
OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS" below.


     * The Company now proposes to changes its corporate name to "AvStar Aviation Services, Inc." and to consider a one-for-100 reverse split of the Company's common stock to improve the Company's capital structure.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     Effective December 31, 2008, Edward R. Skaggs resigned from his position as a member of the Board of Directors. His resignation was not a result of any disagreement with the Company.

     Effective December 31, 2008, Alan Premel resigned from his position as President effective December 23, 2008. His resignation was not a result of any disagreement with the Company. Mr. Premel remained as our sole director at that time.

     Effective  December  31,  2008,  Thomas  Mathew  was appointed as our
President.

     Effective February 20, 2009, the Company expanded its Board of Directors from one member to five members and elected Thomas Mathew, Henry A. Schulle, Gregory H. Noble and James H. Short to fill the newly created vacancies, to serve along with Alan Premel, who remains as the fifth director. Moreover, the Company elected a new slate of officers as indicated in the following table:


     NAME              AGE                 POSITIONS

Thomas  Mathew          51     Chief  Executive  Officer,  President  and
                               director
Gregory  H.  Noble      42     Vice President, Business Development, and
                               director
Henry  A.  Schulle      45     Vice  President,  Secretary,  and  director

     The following is the background of the Company's new officers and director:

     THOMAS MATHEW. Mr. Mathew has served as AvStar's Chief Executive Officer, President and a member of AvStar's Board of Directors since January 1, 2008. Mr. Mathew, who is responsible for overseeing AvStar's day-to-day operations, has extensive experience in all facets of the aviation industry, including fixed based operations (FBO), charter operations, MRO and aircraft sales. He is a 31-year veteran of the aviation industry and an experienced pilot, licensed to fly piston, turbo prop and business jet aircraft. Prior to joining AvStar, from February 2003 until August 2007 he was President, Treasurer and a member of the Board of Directors of Sterling Equity Holdings Inc. (Pink Sheets: SEQU), a company which had real estate holding of more than $10 million in Texas and Louisiana. He was employed as President of Fort Worth Jet Center, Austin Aero and Tucson Jet Center from 1994 to 2003. Mr. Mathew served as the President and CEO of Sterling Equity Holdings, Inc. from February 2003 to August 2007. Since 1984, Mr. Mathew has operated Mathew Aviation Services, a privately held company providing aircraft management, VIP air transportation and other aviation services. From 1994 to 2002, Mr. Mathew served as President and Chief Executive Officer of GateOne, Inc., and its predecessors, a five location FBO. All of the FBO operations and assets of GateOne were transferred to Sterling Equity Holdings, Inc. in 2002.

     GREGORY H. NOBLE. Mr. Noble has served as AvStar's Vice President - Business Development, Secretary, Treasurer and member of AvStar's Board of Directors since March 2007. From 2003 until January 2007, Mr. Noble was Vice President of Equity Market of Petrosearch Energy Corporation (OTCBB: PTSG), an exploration and production company based in Houston, Texas. Mr. Noble worked in the capital raising side with a private equity/angel group in Houston from March 2003 to June 2003. Previously, he was Public Finance Officer for Texas
Commercial Resources in Houston from February 2002 to March 2003. Prior thereto, Mr. Noble was Senior Vice President of Investments at UBS Paine Webber, Houston from 1998 to 2002. His previous employment included senior equity trading positions with Sanders Morris Mundy in Houston; and Morgan Keegan in Memphis, Tennessee. He was Vice President, OTC Trading at Dean Witter, New York, NY and Senior Vice President, Kidder Peabody, New York, NY and Vice President, OTC Listed and Trading at Paine Webber, New York, NY. He graduated from the University of Vermont in 1986 with a Bachelor of Arts Degree in Political Science.

     HENRY A. SCHULLE. Mr. Schulle has served as AvStar's Vice President and a member of AvStar's Board of Directors since July 2006; from July 2006 until January 2008 he also served as AvStar's President and Chairman of the Board of Directors. Since January 8, 2004 he has served as Chairman of the Board of Directors and a principal of Martex Trading Company, a privately held company active in the oil and gas industry as well as real estate investments and development. Martex Trading Company was the controlling member of Aurora Financial Services, LLC, a FINRA-registered broker dealer that has acted as a placement agent for AvStar. From December 2003 until July 2004 Mr. Schulle served as a member of the Board of Directors of TexCom, Inc. (Pink Sheets:
TEXC). AvStar acquired San Diego Airmotive from TexCom, Inc. From January 1997 to November 2003, he was President and a Director of Texas Commercial Resources, Inc. (Pink Sheets: TCRI) from its inception as a privately held company that merged with EZUtilities in 2001. Mr. Schulle continued as an officer and director of Texas Commercial Resources, Inc. through its subsequent successful combination with Petrosearch Energy Corporation (OTCBB: PTSG), a Houston based energy company. He served as Chairman of the Board of Unicorp, Inc., which was quoted on the OTC Bulletin Board from November 1991 until January 1998. Mr. Schulle negotiated the merger of Unicorp, Inc. with United States Refining Company, a diversified, vertically integrated petroleum refining and petrochemical company that was acquired by Houston American Energy Corp. in April 2001. From January 1998 to July 2004, Mr. Schulle was employed by Dell Computer Corporation as a database support specialist working on international assignments.

     JAMES H. SHORT. Mr. Short (66 years old) has been a member of AvStar's Board of Directors since July 2006. Since December 2003 he has served as a member of the Board of Directors of TexCom, Inc. (Pink Sheets: TEXC). AvStar acquired San Diego Airmotive from TexCom, Inc. He also served as a member of the Board of Directors of Texas Commercial Resources, Inc. (Pink Sheets: TCRI) from 2001 until 2003. Mr. Short is currently a principal and Vice president of Finance & Administration for Sabine Storage & Operations, Inc., an engineering and a consulting firm specializing in the design, engineering, permitting, construction management, and operations of hydrocarbon storage facilities in subsurface salt dome formations. In addition, he is a principal and Vice President of Marketing for Sabine Resources, Inc., a surface and mineral owner of property having hydrocarbon storage potential in a salt dome formation. Mr. Short was previously associated with Energy Consultants, Inc., a natural gas marketing entity serving municipalities in South Illinois and Indiana, on an independent contractor basis, from 1984 until 2001.From 1979 to 1984, he was Senior Vice President and a director of Coronado Transmission Company with responsibilities for gas acquisition, transportation, and sales throughout the Southern States and Rocky Mountain area. Mr. Short served as Vice President of Corporate Planning and Vice President of Gas Supply, Transportation and Sales of Lovaca Gathering Company from 1972 to 1979. He was an employee of Cities Service Oil Company from 1966 to 1972. Mr. Short holds a B.S. degree from the University of Tennessee

     The Company's Board of Directors has not established any standing committees, including an Audit Committee, Compensation Committee or a Nominating Committee. The Board of Directors as a whole undertakes the functions of those committees. The Board of Directors make establish one or more of these committees whenever it believes that doing so would benefit the Company.

     The Company has not established standard compensation arrangements for its directors, and the compensation, if any, payable to each individual for his or her service on the Company's Board will be determined (for the foreseeable future) from time to time by the Board of Directors based upon the amount of time expended by each of the directors on the Company's behalf.

     Effective November 14, 2007, Avstar entered into a five year Executive Services Agreement with Mathew Investment Partnership, Ltd. pursuant to which Thomas Mathew serves as Avstar President and Chief Executive Officer. Under the terms of agreement, Avstar will pay Mathew Investment Partnership, Ltd. annual compensation of $240,000 for Mr. Mathew's services, and it is entitled to receive annual bonuses as determined by Avstar's Board of Directors based upon Avstar's performance. In addition to paid vacation, a $600 per month medical allowance and a $500 per month automobile allowance, Mr. Mathew is entitled to participate in any employee benefit plans Avstar may adopt. Upon the execution of the agreement and as additional compensation under its terms, Avstar issued Mathew Investment Partnership, Ltd. 750,000 shares of Avstar's common stock valued at $375,000, and on Avstar subsequently issued it an additional 750,000 shares of our common stock valued at $375,000.

     The agreement may be terminated upon the death of Mr. Mathew, his disability, by Avstar for cause or by Mathew Investment Partnership, Ltd. for good reason. If the agreement is terminated as a result of Mr. Mathew's death or his disability, Avstar is obligated to pay for his services up to the date of termination. If Avstar should terminate the agreement for any reason other than "good cause" as defined in the agreement, or if Mathew Investment Partnership, Ltd. should terminate the agreement for "good reason" as defined in the agreement, all unvested options which may have been previously granted will immediately vest, we must continue to provide health insurance for Mr. Mathew for a period of three months and within 30 days after the termination Avstar must pay a separation amount equal to the greater of 12 times the average of the base compensation paid during the preceding 12 months or the amount owing under the agreement for the remainder of the term. The agreement contains customary confidentiality and invention assignment clauses.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     Pursuant to the requirements of applicable Colorado corporation law with respect to the creation of the Company's Series A Preferred Stock, the Company filed on January 30, 2008 with the Colorado Secretary of State the Articles of Amendment to Articles of Incorporation that are attached as Exhibit 3.1 hereto and is incorporated herein by reference for all purposes hereof.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Business  Acquired.

      The financial statements required to be filed under this Item 9.01(a) are not included in this Current Report on Form 8-K and will be filed within 71 calendar days of the date hereof.

     (b)     Pro  Forma  Financial  Information.

      The  pro  forma  financial  statements required to be furnished under this
      Item 9.01(b) are not included in this Current Report on Form 8-K and will be furnished within 71 calendar days of the date hereof.

(c)     Exhibits

Exhibit No.     Description

     2.1 Share Exchange Agreement by and between the Company and AvStar Aviation Services, Inc.
     3.1 Articles of Amendment to Articles of Incorporation creating the Company's Series A Preferred Stock

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PANGEA PETROLEUM CORPORATION



Date:  February 25, 2009     /s/     Thomas Mathew
                                      ------------
                                     Thomas Mathew,
                                     Chief Executive Officer